May 27, Q4 FISCAL YEAR 2020 2020 FINANCIAL RESULTS CONFERENCE CALL Richard H. Fleming Chairman & Interim Chief Executive Officer David J. Wilson President and Chief Executive Officer - Elect Gregory P. Rustowicz Vice President – Finance & Chief Financial Officer PARTNERS IN MOTION CONTROL

SAFE HARBOR STATEMENT These slides, and the accompanying oral discussion, contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements include, but are not limited to, statements concerning future sales and earnings, involve known and unknown risks, uncertainties and other factors that could cause the actual results of the Company to differ materially from the results expressed or implied by such statements, including the impact of Covid-19 and the Company’s aggressive efforts to reduce costs, maintain liquidity and generate cash in the current pandemic, the effectiveness of the Company’s 80/20 Process to simplify operations, the ability of the Company’s Operational Excellence initiatives to drive profitability, global economic and business conditions, conditions affecting the industries served by the Company and its subsidiaries, conditions affecting the Company's customers and suppliers, competitor responses to the Company's products and services, the overall market acceptance of such products and services, the ability to expand into new markets and geographic regions, and other factors disclosed in the Company's periodic reports filed with the Securities and Exchange Commission. The Company assumes no obligation to update the forward-looking information contained in this presentation. Non-GAAP Financial Measures This presentation will discuss some non-GAAP (“adjusted”) financial measures which we believe are useful in evaluating our performance. You should not consider the presentation of this additional information in isolation or as a substitute for results compared in accordance with GAAP. The non-GAAP (“adjusted”) measures are notated and we have provided reconciliations of comparable GAAP to non-GAAP measures in tables found in the Supplemental Information portion of this presentation. Adoption of ASU No. 2017-07 and impact to historical information In accordance with the ASU, historical cost of good sold and RSG&A have been adjusted for the adoption and implementation on a retrospective basis of ASU No. 2017-07 “Improving the Presentation of Net Periodic Pension Cost and Net Periodic Postretirement Benefit Cost. All relevant financial data impacted by the changes has been adjusted. © 2020 Columbus McKinnon Corporation 2

PRIORITIES DRIVEN BY VALUES AND VISION Health and Safety Business Continuity Financial Strength Implemented remote work Focusing on cash Liquidity of nearly force quickly generation $200 million at 3/31/2020 Eliminated all travel Flexing workforce to align Generated $36.5 million in with demand cash from operations in Reduced access into quarter and ~$107 million facilities • Primarily furloughs to in the year retain talent Staggered shifts, limited Debt leverage ratio of 1.1x Managing working capital: access to common areas at 3/31/2020 and ensured physical • Stepping down inventory distancing Investing in select growth Reducing capital initiatives Enhanced cleaning and expenditures sanitation processes Responsibly managing compensation Rapid response to right-size operations for impact of COVID-19 © 2020 Columbus McKinnon Corporation 3

BALANCE: NEAR-TERM AND LONG-TERM OBJECTIVES Near-term • Cost reductions, 80/20 Process and Objectives: Operational Excellence Generate Cash & • Working capital management Positive • Minimize cash outflows: capex, pension and debt service Operating Income • Maintain dividend •Advance investments in technology Long-term Objective: •Invest in select new product development initiatives Market Leadership •Build/maintain enterprise talent •Continue Blueprint for Growth Phase III efforts Protecting the enterprise in the short-term while preparing to accelerate results when business conditions improve © 2020 Columbus McKinnon Corporation 4

STRATEGY DELIVERS IN DOWNTURN Blueprint for Growth strategy drove margin expansion despite declining sales Gross margin of 34.9% in Q4 FY20 and 35.0% for FY20 • Record adjusted gross margin of 36.1% in Q4 FY20 Diluted earnings per share: $0.39 in Q4 FY20 and $2.50 for FY20 Adjusted EBITDA margin expanded 60 bps to 15.7% in FY20 • Achieved 14.4% in quarter despite 9.5% decline in revenue (excl. divestitures and FX) ROIC for FY20 was 11.5%, up 30 bps over prior-year period Blueprint for Growth strategy drove strong FY20 results © 2020 Columbus McKinnon Corporation 5

STRONG CASH GENERATION Record cash from operations and free cash flow in FY20 Cash from operations • Q4 FY20: 36.5 million • FY20: $106.8 million Free cash flow • Q4 FY20: $33.9 million • FY20: $97.4 million Structural changes to working capital as a % of sales in Q4 FY20 resulted in 200 bps sequential improvement Debt leverage ratio(1) at 1.1x • Strong financial flexibility Outstanding cash generation in fiscal year 2020 (1)Debt leverage ratio is defined as Net Debt / Adjusted TTM EBITDA © 2020 Columbus McKinnon Corporation 6

BLUEPRINT STRATEGY PHASE II DELIVERING RESULTS

COLUMBUS McKINNON CORPORATION

($, in millions contribution to operating income)

80/20 Process contributions to operating income:

Q4 FY20: $5.5 million

FY20: $20.4 million



FY 2019
$8.5
FY 2020
$20.4
$12 million
Original FY20 Goal

Customer simplification
(strategic pricing)

Priority customer account program
(incremental volume from sharpened customer focus)

Product simplification
(indirect overhead reduction and material productivity)

Closures: Salem (OH), Lisbon (OH), and China

80/20 Process helping to offset impacts of challenging environment:

Were on track to hit previous revenue guidance for the quarter

COVID-19 impact began in mid-March

$10 million sales impact from COVID-19 in Q4 FY20

Outperformed on 80/20 Process and self-help strategy in FY20

© 2020 Columbus McKinnon Corporation

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NET SALES ($ in millions) $216.7 Q4 sales down 9.5%, or $20.1 million $212.7 $207.6 $199.4 (adjusted for divestitures and FX) $4.8 $189.5 Quarter Sales Bridge Quarter $211.9 $212.7 $207.6 $199.4 $189.5 Q4 FY19 Sales $ 216.7 Q4 FY19 Q1 FY20 Q2 FY20 Q3 FY20 Q4 FY20 Divestitures (4.8) Sales Divestitures Q4 FY19 Sales excluding divestitures $ 211.9 $876.3 $809.2 Volume (22.9) (10.8)% $34.2 Pricing 2.8 1.3% Foreign currency translation (2.3) (1.1)% Total change after divestitures $ (22.4) (10.6)% $842.1 $809.2 Q4 FY20 Sales $ 189.5 FY 2019 FY 2020 Industrial slowdown and COVID-19 impacted Q4 volume © 2020 Columbus McKinnon Corporation 8

GROSS PROFIT & MARGIN ($ in millions) Quarter Gross Profit Bridge $76.0 $75.6 $73.5 $67.9 $66.2 Quarter Q4 FY2019 Gross Profit $ 76.0 Divestitures (0.9) Q4 FY2019 Gross Profit adjusted for divestitures $ 75.1 Pricing, net of material cost inflation 2.5 35.1% 35.5% 35.4% 34.0% 34.9% Tariffs 0.4 Q4 FY19 Q1 FY20 Q2 FY20 Q3 FY20 Q4 FY20 Product liability (0.3) Business realignment costs (0.8) Foreign currency translation (0.8) $305.0 $283.2 Productivity, net of other cost changes (1.6) Sales volume and mix (8.3) Total Change adjusted for divestitures $ (8.9) Q4 FY2020 Gross Profit $ 66.2 34.8% 35.0% FY 2019 FY 2020 Achieved record annual GAAP gross margin of 35% despite lower sales and inventory reductions © 2020 Columbus McKinnon Corporation 9

RSG&A ($ in millions) $49.0 Q4 RSG&A at 24.4% of sales $45.1 $45.0 $43.8 $46.3 $3.4 Q4 Y/Y reduced by: $2.8 $3.0 $2.9 $2.6 $0.4 million for divestitures $21.7 $19.6 $19.2 $18.0 $21.2 $0.6 million for FX $3.9 million cost reductions Increased by: $24.0 $22.8 $22.9 $23.2 $22.3 $2.2 million for CEO search, Q4 FY19 Q1 FY20 Q2 FY20 Q3 FY20 Q4 FY20 bad debt expense and business realignment costs Selling G&A R & D FY20 RSG&A at 22.3% of sales $195.0 $180.2 FY20 Y/Y reduced by: $13.5 $11.3 $3.3 million for divestitures $83.6 $77.9 $2.9 million for FX $7.9 million reduction in stock compensation expense and bonus $97.9 $91.1 accruals FY 2019 FY 2020 FY21 Q1 RSG&A estimate: ~$39 million* Note: Components may not add to totals due to rounding Q1 FY21 guidance reflects cost savings measures in response to COVID-19 *RSG&A guidance provided May 27, 2020 excludes business realignment costs © 2020 Columbus McKinnon Corporation 10

OPERATING INCOME & ADJUSTED OI MARGIN ($ in millions) $28.1 Q4 FY20 operating income of $26.3 $24.9 $16.7 million $27.0 $23.1 $25.2 $24.5 $20.2 $20.9 Adjusted operating margin of 10.7% $16.7 Began rapid cost reduction efforts in March 11.5% 13.2% 12.7% 11.6% 10.7% Objective to reduce impact of sales Q4 FY19(1) Q1 FY20 Q2 FY20 Q3 FY20 Q4 FY 20 decline on margins Income from Operations Non-GAAP Adjustments $99.8 $97.7 FY20 adjusted operating margin increased 70 bps to 12.1% $89.8 $69.4 Margin expansion driven by 80/20 Process and Operational Excellence 11.4% 12.1% (2) FY 2019 FY 2020 Blueprint for Growth strategy drove operating margin expansion (1)Includes $0.5 million of operating income from divestitures (2)Includes $3.7 million of operating income from divestitures © 2020 Columbus McKinnon Corporation 11

EARNINGS PER SHARE ($ in millions) Q4 FY20 net income: $0.69 $0.81 $0.74 $9.2 million, $0.39 per diluted share $0.83 $0.78 $0.64 $0.69 $0.58 $0.63 Q4 FY20 adjusted net income: $13.8 million, $0.58 per diluted share $0.39 Q4 FY19 Q1 FY20 Q2 FY20 Q3 FY20 Q4 FY20 FY20 net income: $59.7 million, up 40.2% Y/Y GAAP Diluted EPS Non-GAAP EPS Adjustments $2.50 per diluted share, up 38.9% Y/Y $2.74 $2.78 FY20 adjusted net income: $2.50 $66.4 million, up 2.2% Y/Y $1.80 $2.78 per diluted share FY21 expected tax rate: 21-22% FY 2019 FY 2020 FY20 adjusted EPS growth driven by margin expansion Tax rate guidance provided May 27, 2020 © 2020 Columbus McKinnon Corporation 12

ADJUSTED EBITDA & ROIC Adjusted EBITDA Margin Strong adjusted EBITDA margin 15.7% FY20 EBITDA margin of 15.7%, 15.1% up 60 bps Y/Y 13.7% FY18 FY19 FY20 Return on Invested Capital Adjusted ROIC net of cash increased (1) (ROIC) 30 bps expansion to 11.5% in FY20 11.2% 11.5% 8.7% FY18 FY19 FY20 Execution of strategy drove strong adjusted EBITDA and ROIC margins (1)ROIC is defined as adjusted income from operations, net of taxes, for the trailing 12 months divided by the average of debt plus equity less cash (average capital) for the trailing 13 months. A 22% tax rate was used for fiscal years 2018, 2019 & 2020. © 2020 Columbus McKinnon Corporation 13

CASH FLOW ($ in millions) (1) Three Months Ended FY2020 Free Cash Flow 3/31/20 3/31/19 3/31/20 $97.4 Net cash provided by $36.5 $25.7 $106.8 operating activities CapEx (2.7) (5.1) (9.4) $67.2 Free cash flow $55.1 $33.9 $20.7 $97.4 (FCF) $46.1 Note: Components may not add to totals due to rounding FY20 FCF up 45% year-over-year Rapid actions taken to preserve and generate cash FY21 expected CapEx: approximately $15 million • Managing to $5 million in 1H FY21 • Will adjust 2H FY21 based on market conditions FY17 FY18 FY19 FY20 Sufficient liquidity to navigate through COVID-19 pandemic Capital expenditure guidance provided May 27, 2020 (1)Free cash flow is defined as cash provided by operating activities minus capital expenditures © 2020 Columbus McKinnon Corporation 14

STRONG BALANCE SHEET ($ in millions) CAPITALIZATION Debt leverage ratio(1) of 1.1x March 31, March 31, Paid down $51 million of debt in FY20 2020 2019 Paid minimum requirement of $1.1 million Cash and cash equivalents $ 114.5 $ 71.1 in Q4 FY20 Total debt 251.3 300.3 Net debt to net total capital 22.8% Total net debt 136.9 229.2 Maintaining financial flexibility in Shareholders’ equity 463.6 431.2 uncertain macroeconomic environment Total capitalization $ 714.9 $ 731.5 Debt/total capitalization 35.2% 41.1% Net debt/net total 22.8% 34.7% capitalization Note: March 2020 does not foot because of rounding Excellent capital structure to navigate through challenging environment (1)Debt leverage ratio is defined as Net Debt / Adjusted TTM EBITDA © 2020 Columbus McKinnon Corporation 15

INVEST IN STRATEGIC INITIATIVES FOR GROWTH Strategic Priority: Digital Platform Launched new website: www.columbusmckinnon.com • Single site for all global brands Compass™ configurator: • Online tool to configure product, price and quote • Continuously adding products and functionality • Modern, streamlined user experience Global Product Information Management • Database of all product information • Provides data to website, Compass™ and Channel Partners Information technology enabling responsiveness and delivery speed © 2020 Columbus McKinnon Corporation 16

INVEST IN STRATEGIC INITIATIVES FOR GROWTH Strategic Priority: New Product Development Automation Crane Kits Intelli-Protect ™with single zone and Expanded feature set multi-zone options (April 2020) Plug and Play capability Intelli-Lift™ (soon to be launched) Intelli-Connect™ (coming later in fiscal 2021) © 2020 Columbus McKinnon Corporation 17

NEAR-TERM OUTLOOK Q1 FY21 outlook: • 37% drop in orders in April Y/Y; began to stabilize in May • Expect revenue in Q1 FY21 in range of $130 million to $140 million Short-term objectives: • Positive operating income • Positive cash flow Long-term capital allocation priorities remain unchanged: • Maintaining dividend at current level Continue to execute Blueprint for Growth strategy CEO transition: • David Wilson joins as President and CEO effective June 1, 2020 Blueprint for Growth strategy: solid foundation during stressed conditions © 2020 Columbus McKinnon Corporation 18

Supplemental Information © 2020 Columbus McKinnon Corporation 19

BLUEPRINT FOR GROWTH STRATEGY Growth Phase III Oriented Evolve business model Industrial • Portfolio optimization Technology • Mergers & acquisitions Phase II Simplify the business Drive profitable growth • 80/20 Process • Operational Excellence • Ramp the Growth Engine Phase I Get control Achieve results Cyclical • New organization Industrial • Operating system Today Future Further pivot to growth oriented Industrial Technology company © 2020 Columbus McKinnon Corporation 20

ADJUSTED INCOME FROM OPERATIONS RECONCILIATION

COLUMBUS McKINNON CORPORATION

($ in thousands)	Quarter					Fiscal Year	
	Q4 FY19	Q1 FY20	Q2 FY20	Q3 FY20	Q4 FY20	2020	2019
Income from operations	$ 24,468	$ 27,043	$ 25,231	$ 20,886	$ 16,664	$ 89,824	$ 69,442
Add back (deduct):							
Factory closures	1,273	1,027	470	1,592	1,621	4,709	1,473
Business realignment costs	—	—	413	662	1,755	2,831	1,906
Insurance recovery legal costs	132	139	220	66	160	585	1,282
Net loss (gain) on sales of businesses, including impairment	(978)	169	7	—	—	176	25,672
Insurance settlement	—	(290)	—	(77)	(15)	(382)	—
Non-GAAP adjusted income from operations	$ 24,895	$ 28,088	$ 26,341	$ 23,129	$ 20,185	$ 97,743	$ 99,775
Sales	216,733	212,712	207,609	199,355	189,486	809,162	876,282
Adjusted operating margin	11.5%	13.2%	12.7%	11.6%	10.7%	12.1%	11.4%

Adjusted income from operations is defined as income from operations as reported, adjusted for certain items. Adjusted income from operations is not a measure determined in accordance with generally accepted accounting principles in the United States, commonly known as GAAP, and may not be comparable with the measures as used by other companies. Nevertheless, Columbus McKinnon believes that providing non-GAAP information, such as adjusted income from operations, is important for investors and other readers of the Company's financial statements and assists in understanding the comparison of the current quarter's and current year's income from operations to the historical periods' income from operations, as well as facilitates a more meaningful comparison of the Company's income from operations to that of other companies.

© 2020 Columbus McKinnon Corporation

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ADJUSTED NET INCOME RECONCILIATION

COLUMBUS McKINNON CORPORATION

($ in thousands, except per share data)	Quarter					Fiscal Year	
	Q4 FY19	Q1 FY20	Q2 FY20	Q3 FY20	Q4 FY20	2020	2019
Net income	$ 19,741	$ 18,579	$ 16,599	$ 15,250	$ 9,244	$ 59,672	$ 42,577
Add back (deduct):							
Factory closures	1,273	1,027	470	1,592	1,621	4,709	1,473
Business realignment costs	—	—	413	662	1,755	2,831	1,906
Insurance recovery legal costs	132	139	220	66	160	585	1,282
Net loss (gain) on sales of businesses, including impairment	(978)	169	7	—	—	176	25,672
Insurance settlement	—	(290)	—	(77)	(15)	(382)	—
Normalize tax rate (1)	(3,766)	(291)	114	(2,106)	1,050	(1,232)	(7,990)
Non-GAAP adjusted net income	$ 16,402	$ 19,333	$ 17,823	$ 15,387	$ 13,815	$ 66,359	$ 64,920
Average diluted shares outstanding	23,714	23,777	23,926	24,031	23,938	23,855	23,660
Diluted income per share – GAAP	$0.83	$0.78	$0.69	$0.63	$0.39	$2.50	$1.80
Diluted income per share - Non-GAAP	$0.69	$0.81	$0.74	$0.64	$0.58	$2.78	$2.74

(1) Applies normalized tax rate of 22% to GAAP pre-tax income and non-GAAP adjustments above, which are each pre-tax.

Adjusted net income and diluted EPS are defined as net income and diluted EPS as reported, adjusted for certain items and at a normalized tax rate. Adjusted net income and diluted EPS are not measures determined in accordance with generally accepted accounting principles in the United States, commonly known as GAAP, and may not be comparable to the measures as used by other companies. Nevertheless, Columbus McKinnon believes that providing non-GAAP information, such as adjusted net income and diluted EPS, is important for investors and other readers of the Company's financial statements and assists in understanding the comparison of the current quarter's and current year's net income and diluted EPS to the historical periods' net income and diluted EPS, as well as facilitates a more meaningful comparison of the Company's net income and diluted EPS to that of other companies.

© 2020 Columbus McKinnon Corporation

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ADJUSTED EBITDA RECONCILIATION

COLUMBUS McKINNON CORPORATION

($ in thousands)	Quarter					Fiscal Year	
	Q4 FY19	Q1 FY20	Q2 FY20	Q3 FY20	Q4 FY20	2020	2019
Net income	$ 19,741	$ 18,579	$ 16,599	$ 15,250	$ 9,244	$ 59,672	$ 42,577
Add back (deduct):							
Income tax expense	860	5,162	5,141	2,234	4,947	17,484	10,321
Interest and debt expense	3,959	3,852	3,759	3,423	3,200	14,234	17,144
Investment (income) loss	(430)	(302)	(229)	(408)	48	(891)	(727)
Foreign currency exchange (gain) loss	637	(410)	(296)	(188)	(996)	(1,514)	843
Other (income) expense, net	(299)	162	257	199	221	839	(716)
Depreciation and amortization expense	7,912	7,403	7,344	7,244	7,135	29,126	32,675
Factory closures	1,273	1,027	470	1,592	1,621	4,709	1,473
Business realignment costs	—	—	413	662	1,755	2,831	1,906
Insurance recovery legal costs	132	139	220	66	160	585	1,282
Net loss (gain) on sales of businesses, including impairment	(978)	169	7	—	—	176	25,672
Insurance settlement	—	(290)	—	(77)	(15)	(382)	—
Non-GAAP adjusted EBITDA	$ 32,807	$ 35,491	$ 33,685	$ 30,373	$ 27,320	$ 126,869	$ 132,450
Sales	$ 216,733	$ 212,712	$ 207,609	$ 199,355	$ 189,486	$ 809,162	$ 876,282
Adjusted EBITDA margin	15.1%	16.7%	16.2%	15.2%	14.4%	15.7%	15.1%

Adjusted EBITDA is defined as net income before interest expense, income taxes, depreciation, amortization, and other adjustments. Adjusted EBITDA is not a measure determined in accordance with generally accepted accounting principles in the United States, commonly known as GAAP, and may not be comparable with the measures as used by other companies. Nevertheless, Columbus McKinnon believes that providing non-GAAP information, such as adjusted EBITDA, is important for investors and other readers of the Company's financial statements.

© 2020 Columbus McKinnon Corporation

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INDUSTRIAL CAPACITY UTILIZATION U.S. Capacity Utilization Eurozone Capacity Utilization Source: The Federal Reserve Board Source: European Commission 85% 80% 83% 81% 75% 79% 77% 75% 70% 61.1% (Manufacturing) & 73% 64.9% (Total) April 2020(1) 71% 65% 69% 69.7% Q2 2020 67% 60% 65% Manufacturing Total (1)April 2020 numbers are preliminary © 2020 Columbus McKinnon Corporation 24

ISM PURCHASING MANAGERS INDEX Production Index Source: Institute of Supply Chain Management 70% 65% 60% 55% 50% 45% 40% 35% 27.5% April 2020 30% 25% © 2020 Columbus McKinnon Corporation 25

BUSINESSES SOLD Q1 Q2 Q3 Q4 ($ in thousands) FY19 FY19 FY19 FY19 FY19 Sales 11,104 9,233 8,983 4,875 34,195 Income from operations 665 1,461 1,007 532 3,665 1. The Tire Shredder business was divested December 28, 2018. 2. Crane Equipment & Service, Inc. was divested February 28, 2019. 3. Stahlhammer Bommern GmbH was divested February 28, 2019. © 2020 Columbus McKinnon Corporation 26

CONFERENCE CALL PLAYBACK INFO Replay Number: 412-317-6671 passcode: 13700704 Telephone replay available through June 3, 2020 Webcast / PowerPoint / Replay available at investors.columbusmckinnon.com Transcript, when available, at investors.columbusmckinnon.com © 2020 Columbus McKinnon Corporation 27

May 27, Q4 FISCAL YEAR 2020 2020 FINANCIAL RESULTS CONFERENCE CALL PARTNERS IN MOTION CONTROL